September 1, 2021

BNY MELLON INVESTMENT FUNDS I
-BNY Mellon Diversified Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (Newton), to serve as the fund's sub-investment adviser.

The portfolio management team members who are jointly and primarily responsible for managing the portions of the fund's portfolio allocated to the Active Equity Strategy and Multi-Factor Equity Strategy manage the fund's investments as employees of Newton and are no longer employees of Mellon Investments Corporation.

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The following information supersedes and replaces any contrary information contained in the section "Fund Details – Management" in the prospectus:

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-investment adviser. Newton is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts. Newton, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the portions of the fund's portfolio allocated to the Active Equity Strategy and Multi-Factor Equity Strategy. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Newton is or will be available in the fund's annual or semi-annual report, as applicable.

The portfolio management team members who are jointly and primarily responsible for managing the portions of the fund's portfolio allocated to the Active Equity Strategy and Multi-Factor Equity Strategy manage the fund's investments as employees of Newton and are no longer employees of Mellon Investments Corporation.

6919STK0921

September 1, 2021

BNY MELLON INVESTMENT FUNDS I

- BNY Mellon Diversified Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second and third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of Julianne McHugh. Ms. McHugh has been a primary portfolio manager of the fund since November 2015, and is Head of Impact investing at Newton Investment Management Limited (Newton), an affiliate of BNYM Investment Adviser.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since January 2014. Mr. Goslin is a portfolio manager at Newton.

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The following information supersedes and replaces the information in the fourth and fifth paragraph in the section "Fund Details – Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of Julianne McHugh. Ms. McHugh has been a primary portfolio manager of the fund since November 2015, and is Head of Impact investing at Newton. She has been employed by Newton or a predecessor company of Newton since 2004.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since January 2014, and is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1999.

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